UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934



Date of Report:  September 4, 1998
(Date of earliest event reported)


Commission file number:  0-12807


                     Golden Genesis Company
     (Exact name of registrant as specified in its charter)


           Delaware                          84-0411983
 (State or other jurisdiction             (I.R.S. Employer
of incorporation or organization)        Identification No.)


      4585 McIntyre Street, Golden, Colorado        80403
     (Address of principal executive offices)     (Zip Code)


                         (303) 271-7465
      (Registrant's telephone number, including area code)



Item 2.  Acquisition of Assets

On September 4, 1998, Golden Genesis Company acquired all of the issued and outstanding shares of Solartec Sociedad Anonima
(Solartec), for a one year, $3.6 million note. Solartec, headquartered in Argentina, is a value added systems integrator and distributor of solar electric products and manufacturer of custom modules. Solartec specializes in power systems for applications within the telecommunications and oil and gas markets and the distribution of solar electric components.

Solartec was purchased from Golden Technologies Company, Inc., a wholly owned subsidiary of ACX Technologies, Inc., and a majority shareholder of Golden Genesis Company.


Item 7.  Financial Statements & Exhibits

It is impracticable at this time for the Company to provide the financial statements required to be filed with this Form 8-K.
The Company intends to file such required financial statements not later than November 20, 1998.

The Share Purchase Agreement related to this acquisition is filed as Exhibit 2.



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 21, 1998            Golden Genesis Company

                              By /s/ Jeffery C. Brines
                              -----------------------------------
                              Jeffery C. Brines
                              Vice President, Secretary and Chief
                              Financial Officer



                                                         Exhibit 2


                    SHARE PURCHASE AGREEMENT

                  Dated as of September 4, 1998

                          By and Among

                     Golden Genesis Company,

                               and

                Golden Technologies Company, Inc.

                               and

                     ACX Technologies, Inc.

                    SHARE PURCHASE AGREEMENT

     This SHARE PURCHASE AGREEMENT (this "Agreement"), dated as of September 4, 1998, is entered into by and among GOLDEN GENESIS COMPANY, a Delaware corporation ("Purchaser"), GOLDEN TECHNOLOGIES COMPANY, INC., a Colorado corporation ("GTC"), and ACX TECHNOLOGIES, INC., a Colorado corporation ("ACX," and together with GTC as the sole shareholders of the Company, the "Shareholders").

                            RECITALS:

     A. The Shareholders own (beneficially or of record or both) (i) all of the issued and outstanding capital stock of Solartec Sociedad Anonima, a corporation organized under the laws of the Republic of Argentina ("Solartec"), consisting of 690,000 common shares, face value of one Argentine Peso (AP$1) per share (the "Solartec Shares"), and (ii) other than a director's qualifying share, all of the issued and outstanding capital stock of Golden Genesis do Brasil Energy Renovavel, Ltda., a corporation organized under the laws of the federative republic of Brazil ("GGDB" and, together with Solartec, the "Companies"), consisting of 1,290,461 quotas, face value of thirty-six centavos (R$0.36) per quota (the "GGDB Quotas" together with the Solartec Shares, the "Shares").

     B. Purchaser desires to purchase and the Shareholders desire to sell all of the Shares upon the terms and conditions set forth herein.

     C. The Boards of Directors of each of Purchaser and the Shareholders deem it advisable and in the best interests of their respective shareholders, that Purchaser acquire the Company.

                           AGREEMENT:

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

                            ARTICLE I
                           DEFINITIONS

     Section 1.1    Certain Definitions.  As used in this
Agreement, the following terms shall have the meanings set forth or as referenced below:

     "Actions" shall mean any litigation and proceedings of any nature, whether at law or in equity, before any court, arbitrator, arbitration panel or Governmental Authority.

     "Closing" shall mean the closing of the transactions contemplated hereby, which shall take place at the offices of Hogan & Hartson L.L.P., One Tabor Center, 1200 Seventeenth Street, Suite 1500, Denver, Colorado, on the Closing Date commencing at 10:00 A.M. local time, or at such other time or place as the parties may agree upon in writing and shall be effective as of September 1, 1998.

     "Closing Date" shall mean September 4, 1998, or such other date as the Shareholders and Purchaser shall agree in writing.

     "Companies" shall mean Solartec Sociedad Anonima, a corporation organized under the laws of the Republic of Argentina and Golden Genesis do Brasil Energy Renovavel, Ltda., a corporation organized under the laws of the federative republic of Brazil.

     "Deferred Payment Note" shall have the meaning set forth in
Section 2.2.

     "Disclosure Schedule" shall mean the disclosure schedule delivered to Purchaser by the Company and the Shareholders on or prior to the date of this Agreement.

     "Dispute" shall have the meaning set forth in Section
8.12(a).

     "Effective Date" shall have the meaning set forth in
Section 2.4.

     "Financial Statements" shall have the meaning set forth in
Section 3.6.

     "Governmental Authority" shall mean any agency, public or regulatory authority, instrumentality, department, commission, court, ministry, tribunal or board of any government, whether foreign or domestic and whether national, federal, provincial, state, regional, local or municipal.

     "Insurance Policies" shall have the meaning set forth in
Section 3.12.

     "Investigation" shall mean any investigation of any nature before any Governmental Authority.

     "Laws" shall mean statutes, common laws, rules, ordinances, regulations, codes, licensing requirements, orders, judgments, injunctions, decrees, licenses, permits and bylaws of a Governmental Authority.

     "Liabilities" shall mean debts, liabilities, commitments, obligations, duties and responsibilities of any kind and description, whether absolute or contingent, monetary or nonmonetary, direct or indirect, known or unknown or matured or unmatured, or of any other nature.

     "Lien" shall mean any security interest, lien, mortgage, claim, charge, pledge, restriction, equitable interest or encumbrance of any nature and in the case of securities any put, call or similar right of a third party with respect to such securities.

     "Person" shall mean any natural person, corporation, business trust, joint venture, association, company, firm, partnership or other entity or government or Governmental
Authority.

     "Proprietary Right" shall mean any trade name, trademark, service mark, patent, copyright, proprietary technology, know how, process and industrial design, and any application for any of the foregoing.

     "Purchase Price" shall have the meaning set forth in Section
2.2.

     "Purchaser" shall mean Golden Genesis Company, a Delaware corporation.

     "Returns" shall mean all returns, declarations, reports, forms, estimates, information returns, statements or other documents (including any related or supporting information) filed or required to be filed with or supplied to any Governmental
Authority in connection with any Taxes.

     "Shareholders" shall mean ACX Technologies, Inc., a Colorado corporation and Golden Technologies Company, Inc., a Colorado corporation, together being the sole shareholders of the Company.

     "Shares" shall have the meaning set forth in Recital A hereto.

     "Subsidiary" shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by either of the Companies.

     "Taxes" shall mean all taxes, charges, fees, duties, levies, penalties or other assessments, including, without limitation, income, gross receipts, excise, real and personal property, sales, transfer, license, payroll, withholding, social security, franchise, unemployment insurance, workers' compensation, employer health tax or other taxes, imposed by any Governmental Authority and shall include any interest, penalties or additions to tax attributable to any of the foregoing.

     Section 1.2    Terms Generally.  The definitions in
Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation" even if not followed actually by such phrase unless the context expressly provides otherwise. With respect to any particular representation contained in this Agreement, "knowledge" when used to apply to "knowledge" of the Shareholders shall mean the actual knowledge or conscious awareness of the specific Person with managerial or substantial responsibility on behalf of the applicable Shareholder for the subject matter of such representation. All references herein to Articles, Sections, paragraphs and Annexes, Exhibits and Schedules shall be deemed references to this Agreement unless the context shall otherwise require. Unless otherwise expressly defined, terms defined in the Agreement shall have the same meanings when used in any Annex, Exhibit or Schedule and terms defined in any Annex, Exhibit or Schedule shall have the same meanings when used in the Agreement or in any other Annex, Exhibit or Schedule. The words "herein," "hereof," "hereto" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement.

                           ARTICLE II
                   PURCHASE AND SALE OF STOCK

     Section 2.1 Transfer of Stock. On the Closing Date and subject to the terms and conditions set forth in this Agreement, the Shareholders will sell, convey, assign, transfer and deliver all of the issued and outstanding Shares to Purchaser, free and clear of all Liens.

     Section 2.2 Purchase Price. The total consideration (the "Purchase Price") to be paid by Purchaser to the Shareholders for the Shares shall be $3,605,000.00, comprised of $3,600,000.00 to be allocated towards the purchase of the Solartec Shares and $5,000.00 to be allocated towards the purchase of GGDB Quotas, payable on the Closing Date by means of a note, substantially in the form of Exhibit A hereto (the "Deferred Payment Note").

     Section 2.3    Procedures.  On the Closing Date, upon
satisfaction of the terms and conditions set forth herein, the Deferred Payment Note shall be issued to the Shareholders as instructed by the Shareholders.

     Section 2.4 Effective Date. The parties hereto agree and acknowledge that this Agreement represents the formalization of an agreement in principle between the parties prior to the date hereof and, accordingly, upon the consummation of the Closing, notwithstanding the Closing Date or any other term or provision set forth herein, the transactions provided for herein shall be deemed to have occurred as of September 1, 1998 (the "Effective Date").

                           ARTICLE III
       REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

     The Shareholders represent and warrant to Purchaser as set forth in this Article III.

     Section 3.1 Corporate Organization. Each of the Companies is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation. Neither of the Companies has any Subsidiaries, and does not have an ownership interest in any Person other than as set forth in Section 3.1 of the Disclosure Schedule. Each of the Companies has the requisite corporate power and authority to own, lease and operate its respective properties and assets and to carry on its business as now being conducted and is duly qualified or licensed to do business as a foreign corporation in good standing in the jurisdictions in which the ownership, lease or operation of its property or the conduct of its business requires such qualification, except jurisdictions in which the failure to be so qualified or licensed would not reasonably be expected to have a material adverse effect.

     Section 3.2 Ownership of Shares. The Shares are owned by the Shareholders free and clear of all Liens, other than any restrictions imposed by federal and state securities laws. Other than the Shares held by the Shareholders there are no Shares of either of the Companies issued or outstanding. Upon the consummation of the transactions contemplated hereby, Purchaser will acquire good title to the Shares free and clear of all Liens, other than the restrictions on subsequent transfers imposed by applicable law.

     Section 3.3 Authorization, Etc. The Shareholders have full power and authority to execute, deliver and perform its obligations under this Agreement and the documents and instruments contemplated hereby and to carry out the transactions contemplated hereby and thereby. The Shareholders have duly approved and authorized the execution and delivery of this Agreement and the documents and instruments contemplated hereby and the consummation of the transactions contemplated hereby and thereby, and no other corporate proceedings or other action on the part of either of the Shareholders are necessary to approve and authorize the execution, delivery and performance by each of the Shareholders of this Agreement and the documents and instruments contemplated hereby or the consummation by each of the Shareholders of the transactions contemplated hereby or thereby. This Agreement constitutes a legal, valid and binding agreement of each of the Shareholders, enforceable against each of the Shareholders in accordance with its terms, except as enforcement hereof may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally.

     Section 3.4 No Approvals or Conflicts. Except as would not reasonably be expected to have a material adverse effect, neither the execution, delivery or performance by either of the Shareholders of this Agreement nor the consummation by either of the Shareholders of the transactions contemplated hereby will violate, conflict with or result in a breach of any provision of the respective certificate of incorporation, bylaws or other organizational documents of either of the Companies.

     Section 3.5    Capital Stock.  As of the date hereof,
(a) the authorized capital stock of Solartec consists of 690,000 common shares, face value of one Argentine Peso (AP$1) per share, all of which are issued and outstanding and owned by the Shareholders and (b) the authorized capital stock of GGDB consists of 1,290,462 quotas, face value thirty-six centavos (R$0.36) per quota, all of which are issued and outstanding and owned by the Shareholders. There are no subscriptions, options, warrants, calls, rights, contracts, commitments, understandings, restrictions or arrangements relating to the issuance, sale, transfer or voting of any Shares, including any rights of conversion or exchange under any outstanding securities or other instruments. All outstanding Shares have been validly issued and are fully paid, nonassessable and free of preemptive or similar rights.

     Section 3.6 Financial Statements. Solartec has delivered to Purchaser its unaudited, unreviewed balance sheets as of December 31, 1996 and December 31, 1997, and related statements of income and retained earnings and cash flows for each of the one year periods ended on said dates. GGDB has delivered to Purchaser its unaudited, unreviewed balance sheet as of July 31, 1998. Such financial statements, including the notes thereto are collectively referred to herein as the "Financial Statements." Except as set forth in Section 3.6 of the Disclosure Schedule and as disclosed in the Financial Statements, neither of the Companies has any Liabilities, except for Liabilities incurred by either of the Companies in the ordinary course of business consistent with past practice that individually or in the aggregate would not have a material adverse effect.

     Section 3.7 Litigation. Section 3.7 of the Disclosure Schedule lists all (a) Actions pending, or to the knowledge of the Shareholders, threatened or (b) Investigations to the knowledge of the Shareholders pending or threatened against the Companies or any of their properties. There are no Actions pending or, to the knowledge of the Shareholders, threatened that relate to or involve the Companies (or any of their officers or directors in connection with the business and affairs of the Companies) or any properties or rights of the Companies that questions or challenges the validity of this Agreement or any action taken or to be taken by the Shareholders pursuant to this Agreement..

     Section 3.8    Taxes.

          (a) Except as set forth in Section 3.8(a) of the Disclosure Schedule, each of the Companies has (i) timely filed with the appropriate federal, state and local taxing authorities all Returns required to be filed by or with respect to such Company, and such Returns when filed were correct and complete in all material respects and (ii) timely paid or made provision for in the appropriate financial statements all material Taxes of such Company shown to be due on such Returns. There are no Liens for Taxes upon the assets of either of the Companies except liens for current Taxes not yet due or Taxes being contested in good faith by appropriate proceedings. Neither the Companies nor the Shareholders have received any written notice of deficiency or assessment from any taxing Governmental Authority with respect to liabilities for Taxes of either of the Companies which have not been paid or finally settled.

     (b) Neither of the Companies is in arrears with respect to any required withholdings or installment payments of any Tax and have not filed any waiver or extension of the applicable statute of limitations for assessment of Taxes for a taxation year under any applicable income or franchise tax law or any other legislation imposing tax on either of the Companies.

     Section 3.9    Title to Properties; Encumbrances.
Section 3.9 of the Disclosure Schedule contains a correct and complete list of all real property owned, leased or used by either of the Companies as of the date hereof. Each of the Companies has good and marketable title to or a valid leasehold interest in all of its respective properties and assets, real, personal and mixed property (tangible and intangible). None of the properties and assets of the Companies owned, leased or held are subject to any Lien, except Liens reflected in the Financial Statements securing specified liabilities or obligations with respect to which no default exists (or an event that, whether with or without notice, gives rise to any right of termination, cancellation or acceleration) and except other Liens (including statutory liens for current Taxes not yet due or delinquent or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been established, and mechanics', carriers', materialmens' and similar liens imposed by law incurred in the ordinary course of business and not delinquent or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been established) that, individually or in the aggregate, would not reasonably be expected to have a material adverse effect.

     Section 3.10 Leases. Section 3.10 of the Disclosure Schedule contains a correct and complete list of all leases having a rental obligation of $5,000.00 or more per annum pursuant to which either of the Companies is the lessee of any real or personal property and identifies all lessors under such leases the consent of which is required for either of the Companies' execution of this Agreement and consummation of the transactions contemplated hereby. All such leases are valid and enforceable in accordance with their terms, are in full force and effect, and there are no existing defaults by either of the Companies thereunder.

     Section 3.11   Intellectual Property.

          (a) Section 3.11(a) of the Disclosure Schedule contains a correct and complete list of all Proprietary Rights used or owned by either of the Companies and registered with any Governmental Authority, and a list of all licenses and other agreements relating thereto. The Companies have valid and enforceable rights to all Proprietary Rights that are necessary to permit them to conduct their respective businesses substantially as now conducted, except where the lack of such rights would not reasonably be expected to have a material adverse effect.

          (b) All material Proprietary Rights used or owned by either of the Companies are valid and in full force and effect.

     Section 3.12 Insurance. Section 3.12 of the Disclosure Schedule contains an accurate and complete description of all insurance contracts currently maintained by either of the Companies (collectively, the "Insurance Policies"), including the name of the insurer and the types, policy periods, limits and deductibles. All the Insurance Policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the Closing Date have been paid, and no notice of cancellation or termination has been received with respect to any such Insurance Policy.

                           ARTICLE IV
           REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser hereby represents and warrants to the Shareholders as follows:

     Section 4.1 Organization. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

     Section 4.2 Authorization, Etc. Purchaser has full corporate power and authority to execute, deliver and perform its obligations under this Agreement and the documents and instruments contemplated hereby and to carry out the transactions contemplated hereby and thereby. Purchaser has duly approved and authorized the execution and delivery of this Agreement and the documents and instruments contemplated hereby and the consummation of the transactions contemplated hereby and thereby, and no other corporate proceedings on the part of Purchaser are necessary to approve and authorize the execution, delivery and performance by Purchaser of this Agreement and the documents and instruments contemplated hereby and the consummation by Purchaser of the transactions contemplated hereby and thereby. This Agreement constitutes a legal, valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforcement hereof may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally.

     Section 4.3 No Approvals or Conflicts. Except as would not reasonably be expected to have a material adverse effect, neither the execution, delivery or performance by Purchaser of this Agreement nor the consummation by Purchaser of the transactions contemplated hereby will violate, conflict with or result in a breach of any provision of the certificate of incorporation or by-laws or other organizational documents of Purchaser.

     Section 4.4 Purchase for Investment. Purchaser will acquire the Shares pursuant to the terms of this Agreement for investment purposes and not with a view toward any resale or distribution thereof. Purchaser acknowledges that the Shares have not been registered for the purpose of the transactions contemplated by this Agreement or otherwise under the Securities Act of 1933, as amended, or under any state securities laws. Purchaser will not sell or otherwise distribute all or any portion of the Shares acquired hereunder except in compliance with applicable laws relating to the sale or other distribution of securities.

                            ARTICLE V
                    COVENANTS OF THE PARTIES

     Section 5.1 Cooperation. After the Closing, each party hereto shall from time to time, at the request of any other party hereto and without further cost or expense to such other party, execute and deliver such other instruments of conveyance and transfer and take such other actions as such other party may reasonably request in order to more effectively consummate the transactions contemplated hereby and perfect such party's rights and interests hereunder.

                           ARTICLE VI
                  DELIVERIES OF THE SHAREHOLDER

     The Shareholders agree on the Closing Date to deliver or cause to be delivered to Purchaser the following:

     Section 6.1 Stock Certificates. Certificates evidencing the Shares properly endorsed for transfer or accompanied by duly executed stock powers, in either case executed in blank and otherwise in form acceptable for transfer on the respective books of each of the Companies.

     Section 6.2 Other Deliveries. All previously undelivered documents required to be delivered pursuant to this Agreement and such other documents or instruments as Purchaser or its counsel may reasonably request.

                           ARTICLE VII
           DELIVERIES OF PURCHASER ON THE CLOSING DATE

     Purchaser agrees on the Closing Date to deliver to the Shareholders the following:

     Section 7.1 Payment. Payment of the Purchase Price, represented by the Deferred Payment Note.

     Section 7.2 Secretary's Certificate. A certificate of the Secretary or an Assistant Secretary of Purchaser setting forth a copy of the resolutions adopted by the Board of Directors of Purchaser authorizing and approving the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

     Section 7.3 Other Deliveries. All previously undelivered documents required to be delivered pursuant to this Agreement and such other documents or instruments as the Shareholders or their counsel may reasonably request.

                          ARTICLE VIII
                          MISCELLANEOUS

     Section 8.1 Consent and Waiver. By execution of this Agreement, the Shareholders hereby consents to and ratifies, releases and holds harmless Purchaser, each of the Companies and their respective Affiliates (and their respective officers and directors, stockholders, agents and representatives) as of and after the date hereof for any matters related to all actions taken or omissions made by the Company and its respective officers, directors, shareholders, agents and representatives acting in any capacity (including, without limitation, breach of fiduciary duty) in connection with (a) the management, operation and conduct of the business of each of the Companies at or prior to Closing and (b) the negotiation and execution of this Agreement and consummation of the transactions contemplated hereby. The Shareholders hereby represent and warrant to the Purchaser that, to their knowledge, there are no outstanding claims or disputes by, against or involving either such Shareholder (in its capacity as a shareholder of either of the Companies) with either of the Companies.

     Section 8.2 Entire Agreement. This Agreement, which also includes any Exhibits and Schedules hereto, sets forth the entire agreement and understanding among the parties and merges and supersedes all prior discussions, agreements and understandings of every kind and nature among them as to the subject matter hereof, and no party shall be bound by any condition, definition, warranty or representation other than as expressly provided for in this Agreement or as may be on a date on or subsequent to the date hereof duly set forth in writing signed by each party which is to be bound thereby.

     Section 8.3 Amendments. This Agreement (including any Exhibits and Schedules hereto) shall not be changed, modified or amended except by a writing signed by each party to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by each party to be charged. Except as otherwise provided herein, the rights and remedies of the parties hereunder are cumulative and not exclusive of any other right or remedy any party may have. No failure or delay by any party hereto in exercising any right, power or privilege shall operate as a waiver of any such right, power or privilege, except as expressly set forth in this Agreement. No waiver of any default shall constitute a waiver of any other or any subsequent default. No single or partial exercise of any right, power or privilege shall preclude the further or other exercise of the same or other right, power or privilege.

     Section 8.4 Taxes, Fees and Expenses. Any Taxes in the nature of a sales or transfer tax, any stock transfer tax, or any other taxes that may be or may become payable by the Shareholder including, but not limited to, any taxes resulting from or ensuing as a consequence of the sale or transfer of the Shares or the consummation of any other transaction contemplated hereby shall be paid by the Shareholders and the Shareholders shall indemnify and hold harmless Purchaser from and against all such Taxes.

     Section 8.5    Governing Law.  THIS AGREEMENT AND ITS
VALIDITY, CONSTRUCTION AND PERFORMANCE SHALL BE GOVERNED IN ALL
RESPECTS BY THE LAWS OF THE STATE OF COLORADO WITHOUT GIVING
EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

     Section 8.6 Representation by Counsel. Each party and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to herein. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against the party that drafted it is of no application and is hereby expressly waived by each party.

     Section 8.7 Benefit of Parties; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, legal representatives and permitted assigns. This Agreement may not be assigned by the Shareholders or Purchaser except with the prior written consent of the other, which shall not be unreasonably withheld or delayed. Nothing herein contained shall confer or is intended to confer on any third party or entity which is not a party to this Agreement any rights under this Agreement.

     Section 8.8 Expenses. Except as specifically provided otherwise in this Agreement, each party will pay its own expenses incident to this Agreement and the transactions contemplated hereby, including legal and accounting fees. Neither of the Companies shall pay or bear directly or indirectly any expenses incurred by the Shareholders in connection with this Agreement or the transactions contemplated hereby.

     Section 8.9 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original instrument and all of which shall constitute one and the same instrument.

     Section 8.10 Headings. The headings in the Sections, paragraphs, Schedules and Exhibits of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

     Section 8.11 Notices. All notices, requests, demands and other communications provided for by this Agreement shall be in writing and shall be deemed to have been given when hand delivered, when received if sent by telecopier or by same day or overnight recognized commercial courier service or three business days after being mailed in any general or branch office of the United States Postal Service, enclosed in a registered or certified postpaid envelope, addressed to the address of the parties stated below or to such changed address as such party may have fixed by notice:

          To the Shareholders:  Golden Technologies Company, Inc.
                                16000 Table Mountain Parkway
                                Golden, CO  80403
                                Attention:  Jill B.W. Sisson
                                Telephone:  (303) 271-7000
                                Facsimile:  (303) 271-7055

          To the Purchaser:     Golden Genesis Company
                                4585 McIntyre Street
                                Golden, CO  80403
                                Attention:  Dr. John Coors
                                Telephone:  (303) 271-7422
                                Facsimile:  (303) 271-7193

          with a copy to:       Hogan & Hartson, L.L.P.
                                1200 17th Street, Suite 1500
                                Denver, CO  80202
                                Attention:  Steven A. Cohen
                                Telephone:  (303) 899-7324
                                Facsimile:  (303) 899-7333

provided, that any notice of change of address shall be effective only upon receipt.

     Section 8.12   Resolution of Disputes.

          (a) Any dispute, claim or controversy arising out of or relating to this Agreement or the Annexes, Exhibits, Schedules or other documents or instruments referred to herein or the breach, termination or validity thereof (a "Dispute") shall be resolved in accordance with the procedures set forth in this
Section 8.12. These procedures shall be the sole and exclusive process for the resolution of any such Dispute.

          (b) The parties shall attempt in good faith to resolve any Dispute promptly by negotiation between executives who have authority to settle the controversy. Any party may give the other party written notice of any Dispute not resolved in the normal course of business. Within 20 days after delivery of such notice, the receiving party shall submit to the other a written response. The notice and the response shall include (i) a statement of each party's position and a summary of arguments supporting that position and (ii) the name and title of the executive who will represent that party and of any other persons who will accompany the executive. Within 30 days after delivery of the disputing party's notice, the executives of both parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the Dispute. All reasonable requests for information made by one party to the other shall be honored. The parties shall use their best efforts to resolve the Dispute within 45 days of the receipt of the disputing party's notice.

     IN WITNESS WHEREOF, Purchaser and the Shareholders have caused this Agreement to be duly executed on the day and year first above written.

                              GOLDEN GENESIS COMPANY


                              By:_______________________________
                                 Name:___________________________
                                 Title:__________________________


                              ACX TECHNOLOGIES, INC.


                              By:_______________________________
                                 Name:___________________________
                                 Title:__________________________

                              GOLDEN TECHNOLOGIES COMPANY, INC.


                              By:_______________________________
                                 Name:___________________________
                                 Title:__________________________